PUMA GLOBAL TRUST NO. 4 QUARTERLY SERVICING REPORT
THE QUARTERLY PERIOD FROM 12 JULY 2004 TO 11 OCTOBER 2004

NOTE INFORMATION

	Class A Notes	A$ Class B Notes

Original Principal Balance of each class of Note at the time of their issue	US$1,200,000,000	A$57,500,000

Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$1,021,875,960	A$57,500,000

Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$62,825,880	A$0

Principal Balance of each class of Note after payments referred to above have been applied	US$959,050,080	A$57,500,000

Note Factor at the end of the Quarterly Payment Date	0.79920840	1.00000000

Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$4,648,400	A$914,271

LIBOR / BBSW in respect of this quarterly period	1.59000%	5.4583%

Rate of interest payable on each class of Note in respect of this quarterly period	1.78000%	6.3083%

SUBORDINATION LEVELS

Moody’s indicative required subordination level at time of issue	2.38%
Standard & Poor’s indicative required subordination level at time of issue	1.90%
Initial Subordination Level provided on the Closing Date	3.02%
Actual Subordination Level on this Quarterly Payment Date	3.75%

A$ REDRAW NOTES AND A$ SUBORDINATED NOTES

As at 1 October 2004 no A$ Redraw Notes or additional A$ Class B Notes have been issued

REDRAW FACILITY

Redraw Facility Limit as at 1 October 2004	A$8,250,000
Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$250,000
Redraw Facility Principal at the end of this Quarterly Payment Date	A$250,000
Redraw Facility Principal repaid during the quarterly period	A$0
Aggregate Subordinate Funded Further Advance Amounts in relation to the
Quarterly Payment Date	A$14,194
Interest paid on Redraw Facility Principal during the quarterly period	A$3,483

PRINCIPAL CASH BALANCE IN AUD

Principal Cash Balance at the commencement of this Quarterly Payment Date	A$8,148,080
Principal Cash Balance at the end of this Quarterly Payment Date	A$7,664,810

INCOME RESERVE IN AUD

Income Reserve at the commencement of this Quarterly Payment Date	A$0
Income Reserve at the end of this Quarterly Payment Date	A$0

COLLECTION INFORMATION IN AUD

Collections (1) held by the Trustee in relation to this Quarterly Payment Date	A$132,880,545
Less: Principal Cash Balance at the end of the Quarterly Payment Date	A$7,664,810
Less: Income Reserve at the end of the Quarterly Payment Date	A$0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$125,215,735
Less: Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0
Less: Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$28,560,535

Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$96,655,200

Principal Collections (net of redraws and further advances) in relation to this Monthly Payment Date	A$96,655,200
Less: Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$0
Less: Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0

Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$96,655,200

US$ Equivalent of Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	US$62,825,880

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of redraws and further advances

PUMA GLOBAL TRUST NO. 4 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 12 JULY 2004 TO 11 OCTOBER 2004 (continued)

HOUSING LOAN POOL INFORMATION IN AUD

	Number of Housing Loans	Number of Housing Loan Accounts	Maximum Current Housing Loan Balance	Minimum Current Housing Loan Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	7,629	9,192	A$1,049,904	A$0

	Weighted Average Original Loan-to-Value Ratio	Weighted Average Current Loan-to-Value Ratio	Maximum Original Loan-to-Value Ratio	Total Valuation of the Security Properties

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	74.12%	69.58%	95.00%	A$2,522,174,581

	Outstanding Balance of Housing Loans	Outstanding Balance of Fixed Rate Housing Loans	Outstanding Balance of Variable Rate Housing Loans	Average Current Housing Loan Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$1,525,296,803	A$113,537,518	A$1,411,759,284	A$199,934

	Maximum Remaining Term To Maturity	Weighted Average Remaining Term to Maturity	Weighted Average Seasoning	Stated Income Proportion

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	348 months	336 months	23 months	19.72%

	Aggregate amount of Further Advances made	Average amount of Further Advances made per loan	Aggregate outstanding balance of loans on which a Further Advance was made immediately prior to the Further Advances being made

Further Advances (not being subordinated further advances) made during the period from 1 July 2004 to 1 October 2004	A$9,383,095	A$49,385	A$42,111,232

DELINQUENCY INFORMATION

As at the opening of business on September 1, 2004.

	Number of Housing Loans	Percentage of Pool by number	Outstanding Balance of the Applicable Delinquent Housing Loans	Percentage of Pool by Outstanding Balance of Housing Loans

30 - 59 days	14	0.15%	A$3,582,064	0.23%
60 - 89 days	12	0.13%	A$2,748,068	0.18%
90 - 119 days	4	0.04%	A$861,073	0.06%
Greater than 120 days	9	0.10%	A$2,737,133	0.18%

Total Arrears	39	0.42%	A$9,928,338	0.65%

MORTGAGE INSURANCE CLAIMS INFORMATION

Details provided are in respect of the period since the Closing Date to the opening of business on September 1, 2004.

Amount of mortgage insurance claims made:	A$0
Amount of mortgage insurance claims paid:	A$0
Amount of mortgage insurance claims pending:	A$0
Amount of mortgage insurance claims denied:	A$0